



VENU HOLDING CORPORATION

NYSE AMERICAN: VENU





NOTES FROM OUR FOUNDER, CHAIRMAN, AND CEO – J.W. ROTH



WHAT DO WE DO?

We build premium, state-of-the-art live music venues through public-private partnerships.

Ford Amphitheater | Colorado Springs, CO

HOW DO WE DO WHAT WE DO?

We work with municipalities to identify the economic impact our venue would have on their community, as we are a tide that lifts all boats. We then work with the municipality to create a development agreement (partnership) that leads to one of our state-of-the-art venues being built in their city.

HOW DO WE FINANCE WHAT WE DO?

40% of financing comes from our **municipality partners** in each market; in the form of real estate, tax-incentives, and cash.

40% of financing comes from the **pre-sale of fractional ownerships** in each venue.

– Think of our amphitheaters like a condominium building, where each Fire Pit Suite is like a private condo, offering an exclusive and personalized experience.

20% of the financing comes from the sale-leaseback of the real estate contributed by the municipality. In fact, this sale-leaseback typically generates a development profit.


20%
SALE-LEASEBACK OF REAL ESTATE
40%
MUNICIPALITY PARTNERS
40%
PRE-SALE OF FRACTIONAL OWNERSHIPS

WHERE ARE WE GOING?









2017
- Bourbon Brothers Smokehouse & Tavern, CO

2019
- Bourbon Brothers Presents, CO

2022
- Notes Eatery, CO

2023
- Bourbon Brothers Smokehouse & Tavern, GA
- Bourbon Brothers Presents, GA





HOW DO WE MAKE MONEY?

1. **The sale of fractional ownerships in our venues.** We develop raw property contributed by municipalities into state-of-the-art venues with fractional ownerships, which goes directly on the balance sheet.
   - **a.** We currently sell **$10-15 Million** a month in fractional ownerships. Which goes directly onto our balance sheet.
     - **i.** In 2024, we sold **$77 Million** in fractional ownerships
     - **ii.** In 2025 anticipate selling over **$200 Million** in fractional ownerships.
2. **Revenue from operational participation** - we reduce risk by intentionally partnering with industry leaders like AEG Presents and Live Nation, rather than operating our own venues.
   - **a.** We participate to the tune of 50% of the profits, plus 100% of the naming rights.
3. **Realizing on our balance sheet.** We realize municipality contributions of real estate, tax incentives, and cash on our balance sheet through development agreements with each city.

HOW MUCH MONEY ARE WE PROJECTED TO MAKE?

Adding to our balance sheet over **$200 Million** in the sales of fractional ownerships annually in 2025.

Adding a development and operational profit of approximately **$25 Million** from the sale of the ground underneath the Ford Amphitheater in Colorado Springs, CO, in 2025. Additionally, beginning in 2026, we will add approximately **$50 Million** from the sale of the ground associated with completed venues in McKinney and Broken Arrow.

2025: Net income of $17.3 Million, which includes a development profit of **$25 Million**, offset by an operating loss of $(6.9) Million.

2026: Net income of $144.2 Million which includes a development profit of **$110 Million.**

2027: Net income of $160.2 Million which includes a development profit of **$120 Million.**

We will realize approximately **$500 million** in mark-to-market value from municipality contributions, including real estate, tax incentives, and cash, in 2025 and 2026.











2024

- Ford Amphitheater, CO

2025*

- Sunset Amphitheater[2] Broken Arrow, OK
- Roth's Seafood & Chophouse, CO
- Brohan's, CO
- Notes Hospitality Collection, CO

2026*

- Sunset Amphitheater[2] McKinney, TX
- Sunset Amphitheater[2] El Paso, TX
- Sunset Amphitheater[2] Oklahoma City, OK

- Conversations in progress for 8 additional targeted markets including Houston

* Anticipated activity across 2025-2026

[2] Sunset Amphitheaters are subject to change once the naming rights have been sold

HOW SHOULD YOU AS AN INVESTOR VALUE OUR COMPANY

Price to Book Value

COMPANY NAME	TICKER	P/E RATIO	P/BV RATIO
VENU	**VENU**	**N/A**	**4.6x**
Live Nation	**LYV**	**167.99x**	**119.73x**
MSG Entertainment	**MSGE**	**10.05x**	**39.95x**
Ryman Hospitality	**RHP**	**17.68x**	**11.17x**


Ford

Ford Amphitheater | Colorado Springs, CO

SEATING CAPACITY ACROSS OUR VENUES

FORD AMPHITHEATER COLORADO SPRINGS, CO (OPEN AND OPERATING)

Total Seats	8,000
Fire Pit Suites	92
FP Seating Cap	736
Lower Bowl Seats	2,173
Upper Bowl Seats	2,484
GA Seats	2,437
ADA	170

BROKEN ARROW, OK EL PASO, TX OKLAHOMA CITY, OK HOUSTON MARKET, TX

Total Seats	12,500
Fire Pit Suites	237
FP Seating Cap	1,074
Owners Club	350
Lower Bowl Seats	2,618
Mid Bowl Seats	994
Upper Bowl Seats	3,972
GA Seats	3,208
ADA	300

MCKINNEY, TX

Total Seats	20,000
Fire Pit Suites	327
FP Seating Cap	1,816
Owners Club	700
Lower Bowl Seats	2,522
Mid Bowl Seats	3,024
Upper Bowl Seats	7,022
GA Seats	4,916
ADA	Included in areas

TOTAL SEATS ONCE ALL THESE VENUES ARE OPEN AND OPERATING

78,000

FORWARD LOOKING STATEMENTS

This presentation includes forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding Venu Holding Corporation (the "Company") and its industry, position, goals, strategy, future operations, future financial position, plans, future revenues, estimated costs, prospects, margins, profitability, capital expenditures, liquidity, capital resources, plans and objectives of management are, or may deemed to be, forward-looking statements. Any words "anticipate," "believe," "continue," "could," "effort," "estimate," "expect," "forecast," "goal," "guidance," "intend," "may," "objective," "outlook," "plan," "potential," "predict," "projection," "should," "target," "trajectory," "will" or the negative of these terms or other comparable terms as they relate to the Company, are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. The Company has based these forward-looking statements largely on the Company's current expectations and projections about future events and financial trends that it believes may affect the Company's financial condition, results of operations, business strategy and financial needs, including current expectations and assumptions regarding, as of the date such statements are made, the Company's current and future restaurants, music halls, and amphitheater projects, and the Company's future financial and operating performance, strategic and competitive advantages, leadership and future opportunities, as well as the economy and other future events or circumstances.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements. In addition, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Forward-looking statements involve a number of risks, uncertainties and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Certain risks and uncertainties that the Company faces can be found in the Registration on Form S-1 (file No. 333-281271) filed with the Securities and Exchange Commission, and periodic reports we file with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date of this presentation. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

In this presentation, the Company may rely on and refer to information regarding its industry and the market for its products and services in general from publicly available information. Although the Company believes that this information is reliable, it cannot guarantee the accuracy and completeness of this information, and it has not independently verified such information. Some data may also be based on the Company's good faith estimates.


Aikman Club | McKinney, TX
Rendered Image

Thanks a Million

-JW Roth

VENU

FAN FOUNDED. FAN OWNED.

1755 Telstar Drive, Suite 501. Colorado Springs, CO 80920

VENU.live